Schedule of Investments PIMCO Low Duration Opportunities Fund	June 30, 2026 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 125.5% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%
Discovery Global Holdings, Inc.
6.144% (TSFR1M + 3.644%) due 06/03/2033 ~		$147	$147
Ineos U.S. Finance LLC
6.894% (TSFR1M + 3.644%) due 02/18/2030 ~		53	49
IRB Holding Corp.
6.144% (TSFR1M + 3.644%) due 12/16/2030 ~		166	166
LifePoint Health, Inc.
7.177% (TSFR3M + 3.679%) due 05/19/2031 ~		98	97
Virgin Media Bristol LLC
6.990% (TSFR1M + 3.633%) due 01/31/2029 ~		100	96

Total Loan Participations and Assignments (Cost $549)			555

CORPORATE BONDS & NOTES 22.1%
BANKING & FINANCE 11.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.450% due 10/29/2026		200	199
Ally Financial, Inc.
5.737% due 05/15/2029 •		100	101
American Assets Trust LP
3.375% due 02/01/2031		200	183
American Express Co.
3.433% due 05/20/2032 •	EUR	100	114
American Honda Finance Corp.
4.358% due 08/13/2027 •		$200	200
American Tower Corp.
2.300% due 09/15/2031		200	177
Athene Global Funding
3.204% (EUR003M + 1.000%) due 02/23/2027 ~	EUR	100	115
Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$3	3
4.950% due 01/15/2028		100	100
5.375% due 05/30/2030		100	101
Bank of America Corp.
4.456% due 02/06/2032 •		200	197
4.623% due 05/09/2029 •		200	200
4.695% due 04/23/2032 •		200	198
Barclays PLC
4.972% due 05/16/2029 •		700	703
BGC Group, Inc.
6.150% due 04/02/2030		100	102
BNP Paribas SA
1.904% due 09/30/2028 •		300	290
7.000% due 08/16/2028 •(e)(f)		300	307
BPCE SA
6.612% due 10/19/2027 •		550	553
Brixmor Operating Partnership LP
2.250% due 04/01/2028		200	192
Capital One Financial Corp.
4.722% due 01/30/2032 •		200	197
CI Financial Corp.
4.625% due 12/12/2031	EUR	100	116
CIMA Finance DAC
2.950% due 09/05/2029		$127	120
Corebridge Financial, Inc.
3.900% due 04/05/2032		200	188
Credit Agricole SA
5.186% due 08/01/2032 •		250	251
Credit Suisse AG AT1 Claim		500	177
Crown Castle, Inc.
3.100% due 11/15/2029		200	190
Deutsche Bank AG
3.729% due 01/14/2032 •		200	187
Equinix, Inc.
3.900% due 04/15/2032		200	189
Ford Motor Credit Co. LLC
5.420% due 04/09/2031		300	298
Goldman Sachs Group, Inc.
3.615% due 03/15/2028 •		300	298
4.369% due 10/21/2031 •		200	196
4.516% due 01/21/2032 •		300	294
4.594% due 04/20/2030 •		100	99

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

Goodman Australia Finance Pty. Ltd.
4.250% due 05/03/2030	EUR	100	117
GSG Bidco Ltd.
4.700% due 06/15/2031		100	113
HSBC Holdings PLC
5.210% due 08/11/2028 •		$100	101
ING Groep NV
4.017% due 03/28/2028 •		200	199
Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(e)(f)	EUR	200	234
Jane Street Group/JSG Finance, Inc.
6.750% due 05/01/2033		$100	103
JPMorgan Chase & Co.
2.947% due 02/24/2028 •		200	198
2.963% due 01/25/2033 •		200	181
6.070% due 10/22/2027 •		200	201
Lazard Group LLC
4.500% due 09/19/2028		800	794
Lloyds Banking Group PLC
3.750% due 03/18/2028 •		200	199
5.462% due 01/05/2028 •		300	302
LPL Holdings, Inc.
5.200% due 03/15/2030		100	101
Mizuho Financial Group, Inc.
3.261% due 05/22/2030 •		200	192
5.098% due 05/13/2031 •		200	202
Morgan Stanley
3.485% due 06/11/2030 •	EUR	300	345
4.238% due 01/09/2030 •		$300	296
Mutual of Omaha Cos Global Funding
4.750% due 10/15/2029		100	100
National Health Investors, Inc.
3.000% due 02/01/2031		200	181
Prologis Euro Finance LLC
3.250% due 09/22/2032	EUR	100	113
QNB Finance Ltd.
4.679% (SOFRRATE + 1.050%) due 04/27/2029 ~		$200	201
Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		650	643
Starwood Property Trust, Inc.
6.500% due 10/15/2030		50	51
Sumisho Air Lease Corp.
4.850% due 03/24/2031		100	99
Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		200	175
VICI Properties LP
4.750% due 04/01/2028		100	100
5.125% due 11/15/2031		100	100
Wells Fargo & Co.
3.526% due 03/24/2028 •		400	397
WP Carey, Inc.
3.250% due 10/02/2031	EUR	100	113

			12,986

INDUSTRIALS 8.2%
AbbVie, Inc.
4.800% due 03/15/2029		$200	202
Air Canada
4.625% due 08/15/2029	CAD	200	143
American Airlines Pass-Through Trust
3.250% due 04/15/2030		$55	52
3.375% due 11/01/2028		135	133
Amgen, Inc.
2.450% due 02/21/2030		200	186
Ashtead Capital, Inc.
5.950% due 10/15/2033		200	206
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.
5.000% due 06/15/2036		250	245
Beignet Investor LLC
6.581% due 05/30/2049		950	970
BMW U.S. Capital LLC
4.750% due 03/21/2028(f)		100	100
Centene Corp.
3.000% due 10/15/2030		200	181
Constellation Brands, Inc.
4.750% due 05/09/2032		300	297
Embraer Netherlands Finance BV
5.980% due 02/11/2035		100	104
Energy Transfer LP
4.550% due 01/15/2031		200	197
Fedex Freight Holding Co., Inc.
4.650% due 03/15/2031		250	246
Flora Food Management BV
6.875% due 07/02/2029	EUR	200	224

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

Flutter Treasury DAC
4.000% due 06/04/2031		100	113
Grifols SA
3.875% due 10/15/2028		200	227
GSG Bidco Ltd.
5.375% due 06/15/2036		100	113
Haleon U.S. Capital LLC
3.375% due 03/24/2027		$250	248
Harbour Energy PLC
6.327% due 04/01/2035		100	102
Heathrow Funding Ltd.
6.000% due 03/05/2032	GBP	100	134
Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$100	92
3.750% due 05/01/2029		200	193
Hyatt Hotels Corp.
5.050% due 03/30/2028		150	151
Hyundai Capital America
4.900% due 06/23/2028		200	201
IHO Verwaltungs GmbH
5.625% due 05/15/2031	EUR	100	119
Las Vegas Sands Corp.
5.625% due 06/15/2028		$100	101
Lottomatica Group SpA
4.625% due 04/30/2032	EUR	100	115
Marriott International, Inc.
2.850% due 04/15/2031		$200	184
Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	74	98
National Fuel Gas Co.
5.500% due 03/15/2030		$100	102
Nissan Motor Co. Ltd.
4.810% due 09/17/2030		200	186
Petroleos Mexicanos
6.700% due 02/16/2032		199	201
QatarEnergy
4.625% due 06/23/2029		200	199
Road Michigan Property Owner I LLC
7.500% due 03/30/2045		1,400	1,396
Royal Caribbean Cruises Ltd.
4.750% due 05/15/2033		200	195
Sands China Ltd.
4.375% due 06/18/2030		200	194
T-Mobile USA, Inc.
3.875% due 04/15/2030		100	97
United Airlines Pass-Through Trust
5.875% due 04/15/2029		62	63
Viper Energy Partners LLC
4.900% due 08/01/2030		100	100
5.700% due 08/01/2035		100	102
VistaJet Malta Finance PLC/Vista Management Holding, Inc.
8.750% due 01/15/2032		100	99
Vmed O2 U.K. Financing I PLC
6.750% due 01/15/2033		200	169
7.750% due 04/15/2032		200	181
Volkswagen Group of America Finance LLC
5.650% due 03/25/2032		200	203
Yorkshire Water Finance PLC
5.250% due 04/28/2030	GBP	200	264

			9,428

UTILITIES 2.7%
AES Corp.
2.450% due 01/15/2031		$100	89
Anglian Water Osprey Financing PLC
6.750% due 08/27/2031	GBP	100	134
Boston Gas Co.
3.757% due 03/16/2032		$100	93
Dominion Energy, Inc.
3.375% due 04/01/2030		200	191
DWR Cymru Financing U.K. PLC
2.375% due 03/31/2034	GBP	200	203
Edison International
6.250% due 03/15/2030		$100	103
Emera U.S. Finance LLC
4.500% due 04/01/2029		50	50
ENEL Finance International NV
5.125% due 06/26/2029		300	304
EPH Financing International AS
6.651% due 11/13/2028	EUR	100	121
Evergy, Inc.
4.250% due 03/15/2029		$200	198
Georgia Power Co.
4.700% due 05/15/2032		300	300

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

Northumbrian Water Finance PLC
1.625% due 10/11/2026	GBP	100	132
Pacific Gas & Electric Co.
3.250% due 06/01/2031		$200	185
4.400% due 03/01/2032		200	193
PacifiCorp
5.450% due 04/15/2033		50	51
Public Service Enterprise Group, Inc.
4.900% due 03/15/2030		100	101
Southern California Edison Co.
5.150% due 06/01/2029		150	152
Southern California Gas Co.
2.950% due 04/15/2027		200	198
SW Finance I PLC
2.375% due 05/28/2028 (f)	GBP	100	125
5.750% due 11/19/2030		100	129
Vistra Operations Co. LLC
4.700% due 01/31/2031		$100	98

			3,150

Total Corporate Bonds & Notes (Cost $25,649)			25,564

MUNICIPAL BONDS & NOTES 0.2%
CALIFORNIA 0.2%
Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.587% due 06/01/2029		200	188

Total Municipal Bonds & Notes (Cost $200)			188

U.S. GOVERNMENT AGENCIES 42.6%
Federal Home Loan Mortgage Corp.
6.000% due 04/01/2055		553	577
Federal National Mortgage Association
4.000% due 04/01/2048		314	297
Federal National Mortgage Association REMICS
3.847% due 03/25/2034 •		1	1
Government National Mortgage Association, TBA
5.000% due 07/01/2056		3,800	3,747
6.000% due 09/01/2056		4,000	4,074
Uniform Mortgage-Backed Security, TBA
2.500% due 07/01/2056		100	84
3.000% due 08/01/2056		4,300	3,748
3.500% due 08/01/2056		5,900	5,349
4.000% due 08/01/2056		600	560
4.500% due 07/01/2056		2,900	2,779
5.000% due 07/01/2056		12,800	12,579
5.500% due 07/01/2056		3,900	3,913
6.000% due 08/01/2056		11,400	11,618

Total U.S. Government Agencies (Cost $49,188)			49,326

U.S. TREASURY OBLIGATIONS 7.5%
U.S. Treasury Inflation Protected Securities (d)
0.625% due 07/15/2032		2,750	2,548
1.125% due 01/15/2033 (k)		1,900	1,798
1.750% due 01/15/2034 (k)		108	106
1.875% due 07/15/2034		2,175	2,144
U.S. Treasury Notes
4.125% due 02/15/2036		10	10
4.250% due 11/15/2034 (k)		2,100	2,079

Total U.S. Treasury Obligations (Cost $8,758)			8,685

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%
American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		84	48
Banc of America Funding Trust
6.176% due 06/20/2032 ~		7	7
Bear Stearns ALT-A Trust
4.494% due 05/25/2036 ~		493	225
Bear Stearns ARM Trust
5.498% due 02/25/2034 ~		12	11
Countrywide Alternative Loan Trust
6.000% due 01/25/2036		244	160
CSAB Mortgage-Backed Trust
3.903% due 11/25/2036 •		822	101
CSMC Mortgage-Backed Trust
6.421% due 10/25/2037 ~		184	104
EMF-NL Prime BV
3.040% due 04/17/2041 •	EUR	2	2
GSR Mortgage Loan Trust
4.075% due 06/25/2034 ~		$6	6
5.750% due 01/25/2037		9	5

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

HarborView Mortgage Loan Trust
4.237% due 06/19/2036 ~		98	36
MASTR Adjustable Rate Mortgages Trust
5.641% due 05/25/2034 ~		20	20
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
4.600% due 08/15/2032 •		22	22
Project Cashmere
4.543% due 12/30/2057 «(a)	AUD	1,500	1,035
RALI Trust
6.157% due 09/25/2037 ~		$321	211
Residential Asset Securitization Trust
6.000% due 07/25/2037		191	66
Structured Asset Mortgage Investments II Trust
4.254% due 07/19/2035 •		12	11
WaMu Mortgage Pass-Through Certificates Trust
3.638% due 03/25/2037 ~		256	222
5.144% due 08/25/2042 •		4	4

Total Non-Agency Mortgage-Backed Securities (Cost $3,117)			2,296

ASSET-BACKED SECURITIES 7.6%
CMBS OTHER 0.2%
AREIT Trust
5.878% due 06/17/2039 •		255	256

HOME EQUITY OTHER 3.5%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.468% due 11/25/2035 •		30	30
Bear Stearns Asset-Backed Securities I Trust
4.223% due 02/25/2037 •		485	472
CIT Mortgage Loan Trust
5.263% due 10/25/2037 •		227	229
Countrywide Asset-Backed Certificates Trust
3.963% due 06/25/2047 •		315	278
4.503% due 08/25/2047 •		71	70
Fremont Home Loan Trust
4.043% due 01/25/2037 •		435	223
HSI Asset Securitization Corp. Trust
4.543% due 01/25/2036 •		400	348
IXIS Real Estate Capital Trust
4.223% due 01/25/2037 •		107	34
Morgan Stanley ABS Capital I, Inc. Trust
4.063% due 09/25/2036 •		610	205
4.303% due 12/25/2034 •		231	219
Residential Asset Securities Corporation Trust
4.283% due 07/25/2036 •		837	762
Saxon Asset Securities Trust
4.073% due 09/25/2037 •		127	123
SG Mortgage Securities Trust
4.183% due 10/25/2036 •		700	578
Soundview Home Loan Trust
3.963% due 06/25/2037 •		425	302
WaMu Asset-Backed Certificates Trust
3.988% due 05/25/2037 •		230	219

			4,092

OTHER ABS 3.9%
Aurium CLO IV DAC
2.973% due 01/16/2031 •	EUR	123	141
Benefit Street Partners CLO XXII Ltd.
4.825% due 04/20/2035 •		$500	500
Carlyle Euro CLO DAC
3.493% due 08/15/2038 •	EUR	500	573
CVC Cordatus Loan Fund XII DAC
3.285% due 01/23/2039 •		500	572
Harvest CLO XXII DAC
3.054% due 01/15/2032 •		286	326
Northwoods Capital 25 Ltd.
4.795% due 07/20/2034 •		$500	500
Romark CLO - IV Ltd.
4.819% due 07/10/2034 •		500	501
Shackleton CLO Ltd.
4.875% due 07/20/2034 •		500	501
Sierra Madre Funding Ltd.
4.128% due 09/07/2039 •		574	297

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

Toro European CLO 3 DAC
3.194% due 07/15/2034 •	EUR	483	553

			4,464

Total Asset-Backed Securities (Cost $8,970)			8,812

SOVEREIGN ISSUES 15.0%
Abu Dhabi Government International Bonds
4.625% due 04/20/2033		$300	299
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2026 (c)	BRL	19,400	3,635
Colombia TES
1.000% due 09/18/2030	COP	2,292,600	577
1.000% due 01/24/2035		2,570,300	738
6.500% due 01/22/2031 (d)		2,612,824	758
11.000% due 08/22/2029		718,000	204
11.500% due 07/25/2046		265,500	75
11.750% due 01/24/2035		2,823,800	811
12.750% due 11/28/2040		724,000	221
13.250% due 02/09/2033		626,000	193
Costa Rica Government International Bonds
5.950% due 04/27/2033	EUR	100	122
Israel Government International Bonds
5.375% due 03/12/2029		$200	202
5.625% due 02/19/2035		200	205
Japan Government Thirty Year Bonds
2.300% due 12/20/2054	JPY	80,000	356
3.700% due 03/20/2056		40,900	243
Japan Government Twenty Year Bonds
2.000% due 12/20/2044		110,000	537
Korea Housing Finance Corp.
4.347% (SONIO/N + 0.600%) due 10/14/2028 ~	GBP	100	133
Mexico Government International Bonds
5.400% due 02/09/2028		$200	202
Peru Government Bonds
6.850% due 08/12/2035	PEN	400	123
7.300% due 08/12/2033		2,600	852
Peru Government International Bonds
5.400% due 08/12/2034		1,100	314
6.150% due 08/12/2032		2,600	824
6.900% due 08/12/2037		500	150
6.950% due 08/12/2031		2,481	826
Qatar Government International Bonds
4.800% due 04/08/2033		$300	302
Republic of Poland Government International Bonds
4.625% due 03/18/2029		200	202
Republic of South Africa Government Bonds
7.000% due 02/28/2031	ZAR	29,400	1,734
8.000% due 01/31/2030		10,100	622
8.250% due 03/31/2032		2,200	136
8.500% due 01/31/2037		7,900	480
8.875% due 02/28/2035		4,200	266
9.000% due 01/31/2040		4,100	253
9.875% due 03/31/2039		1,500	99
Republic of South Africa Government International Bonds
4.850% due 09/30/2029		$400	397
Romania Government International Bonds
1.750% due 07/13/2030	EUR	200	208

Total Sovereign Issues (Cost $16,255)			17,299

		SHARES
COMMON STOCKS 4.9%
CONSUMER DISCRETIONARY 2.4%
Booking Holdings, Inc.		8,000	1,426
MercadoLibre, Inc. (b)		700	1,188
Ross Stores, Inc.		1,000	213

			2,827

INFORMATION TECHNOLOGY 2.5%
Apple, Inc.		5,000	1,447

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

NVIDIA Corp.	7,000	1,400

		2,847

Total Common Stocks (Cost $5,587)		5,674

PREFERRED SECURITIES 0.1%
BANKING & FINANCE 0.1%
AGFC Capital Trust I
5.685% due 01/15/2067	100,000	62
Nationwide Building Society
10.250% due 12/31/2049 (e)	250	43
Total Preferred Securities (Cost $107)		105

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 23.0%
COMMERCIAL PAPER 5.9%
Alimentation Couche-Tard, Inc.
4.040% due 07/13/2026	$400	399
Autoliv, Inc.
4.070% due 08/25/2026	250	248
Banco de Credito e Inversiones SA
4.050% due 09/03/2026	300	298
Banco Itau Chile
4.060% due 10/06/2026	250	247
CBRE Services, Inc.
4.040% due 07/15/2026	250	250
Enbridge U.S., Inc.
4.040% due 09/16/2026	500	496
Entergy Corp.
4.070% due 08/19/2026	250	249
Evergy Missouri West, Inc.
4.230% due 07/09/2026	250	250
Fidelity National Information Services, Inc.
4.000% due 07/09/2026	250	250
4.000% due 07/16/2026	250	250
4.000% due 07/17/2026	250	249
Glencore Funding LLC
4.040% due 08/04/2026	250	249
4.130% due 09/17/2026 (a)	250	248
Global Payments, Inc.
4.220% due 07/02/2026	500	500
4.220% due 07/06/2026	250	250
HCA, Inc.
4.270% due 08/17/2026	250	248
4.300% due 08/18/2026	250	248
Jabil, Inc.
4.150% due 07/06/2026	250	250
4.150% due 08/18/2026	250	248
Keurig Dr. Pepper, Inc.
4.300% due 07/06/2026	250	250
4.350% due 07/17/2026	400	399
Penske Truck Leasing Co. LP
4.060% due 07/29/2026	250	249
Rogers Communications, Inc.
4.250% due 08/06/2026	300	299
Triton Container International Ltd./TAL International Container Corp.
4.300% due 07/28/2026	250	249

		6,873

	SHARES
MUTUAL FUNDS 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class
3.690% (g)	183,789	184

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

REPURCHASE AGREEMENTS (h) 16.9%		19,600

Total Short-Term Instruments (Cost $26,658)		26,657

Total Investments in Securities (Cost $145,038)		145,161

INVESTMENTS IN AFFILIATES 16.5%
SHORT-TERM INSTRUMENTS 16.5%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.5%
PIMCO Short Asset Portfolio	473,530	4,664
PIMCO Short-Term Floating NAV Portfolio III	1,482,092	14,437

Total Short-Term Instruments (Cost $19,062)		19,101

Total Investments in Affiliates (Cost $19,062)		19,101

Total Investments 142.0% (Cost $164,100)		$164,262
Financial Derivative Instruments (i)(j) (0.1)% (Cost or Premiums, net $133)		(115)
Other Assets and Liabilities, net (41.9)%		(48,487)

Net Assets 100.0%		$115,660

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.
(g)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	3.700%	06/30/2026	07/01/2026	$19,600	U.S. Treasury Bonds 4.500% due 08/15/2039	$(19,948)	$19,600	$19,602

Total Repurchase Agreements						$(19,948)	$19,600	$19,602

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.0)%
Uniform Mortgage-Backed Security, TBA	2.000%	07/01/2056	$4,400	$(3,490)	$(3,514)

Total Short Sales (3.0)%				$(3,490)	$(3,514)

(1)	Includes accrued interest.

(i)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

FUTURE STYLED OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME U.S. Treasury 10-Year Note August 2026 Futures	$109.250	07/24/2026	1	$1	$0	$0
Call - CME U.S. Treasury 10-Year Note August 2026 Futures	110.750	07/24/2026	1	1	0	0

					$0	$0

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE U.S. Treasury 10-Year Note July 2026 Futures	$108.250	07/02/2026	2	$2	$0	$0
Put - CBOE U.S. Treasury 10-Year Note July 2026 Futures	108.750	07/02/2026	3	3	(1)	0
Call - CBOE U.S. Treasury 10-Year Note July 2026 Futures	110.250	07/02/2026	2	2	0	0
Call - CBOE U.S. Treasury 10-Year Note July 2026 Futures	110.500	07/02/2026	3	3	(1)	0
Put - CBOE U.S. Treasury 10-Year Note August 2026 Futures	108.000	07/24/2026	2	2	(1)	0
Put - CBOE U.S. Treasury 10-Year Note August 2026 Futures	108.500	07/24/2026	3	3	(1)	0
Call - CBOE U.S. Treasury 10-Year Note August 2026 Futures	111.000	07/24/2026	7	7	(2)	(1)
Put - CME U.S. Treasury 10-Year Note July 2026 Futures	109.000	07/10/2026	1	1	0	0
Call - CME U.S. Treasury 10-Year Note July 2026 Futures	110.750	07/10/2026	1	1	0	0
Put - CME U.S. Treasury 10-Year Note July 2026 Futures	108.750	07/17/2026	2	2	(1)	0

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

Put - CME U.S. Treasury 10-Year Note July 2026 Futures	109.250	07/17/2026	3	3	0	(1)
Call - CME U.S. Treasury 10-Year Note July 2026 Futures	110.250	07/17/2026	2	2	0	(1)
Call - CME U.S. Treasury 10-Year Note July 2026 Futures	111.000	07/17/2026	3	3	(1)	0
Put - CME U.S. Treasury 10-Year Note August 2026 Futures	109.500	07/24/2026	2	2	0	(1)

					$(8)	$(4)

Total Written Options					$(8)	$(4)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
3 Month Euro Euribor Futures	12/2026	38	$10,575	$(8)	$1	$(3)
CBOT 10 Year U.S. Treasury Notes Futures	09/2026	79	8,681	60	0	(23)
CBOT 2 Year U.S. Treasury Notes Futures	09/2026	116	23,911	(30)	0	(14)
CBOT 5 Year U.S. Treasury Notes Futures	09/2026	21	2,248	(4)	0	(4)
Long Gilt Futures	09/2026	7	828	15	1	(4)
Three Month SONIA Index Futures	06/2027	22	7,000	33	0	(3)
Three-Month SOFR Futures	09/2026	11	2,648	(12)	0	0
Ultra U.S. Treasury Bond Futures	09/2026	8	929	35	0	(6)

				$89	$2	$(57)

SHORT FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
CBOT U.S. Long Bond Futures	09/2026	9	$(1,022)	$(28)	$6	$0
Eurex 10 Year Euro BUND Futures	09/2026	23	(3,346)	(35)	4	0
Eurex 2 Year Euro SCHATZ Futures	09/2026	7	(847)	(1)	0	0
Eurex 5 Year Euro BOBL Futures	09/2026	3	(395)	(2)	0	0
TSE Japanese 10 Year Bond Futures	09/2026	5	(3,929)	(9)	14	0
Ultra 10 Year U.S. Treasury Notes Futures	09/2026	119	(13,384)	(187)	47	0

				$(262)	$71	$0

Total Futures Contracts				$(173)	$73	$(57)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2026(3)		Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2026	0.199%		$300	$(1)	$2	$1	$0	$0
Deutsche Bank	1.000	Quarterly	12/20/2030	0.645	EUR	300	4	1	5	0	0
Discovery Global Holdings, Inc.	1.000	Quarterly	12/20/2026	0.608		$50	0	0	0	0	0
Oracle Corp.	1.000	Quarterly	06/20/2030	1.423		100	2	(3)	(1)	0	0

							$5	$0	$5	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - BUY PROTECTION(2)

								Variation Margin
Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Asset	Liability
CDX.HY-41 5-Year Index	(5.000)%	Quarterly	12/20/2028	$784	$(46)	$(7)	$(53)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION(1)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Asset	Liability
CDX.EM-40 5-Year Index	1.000%	Quarterly	12/20/2028	$200	$(5)	$7	$2	$0	$0
CDX.EM-45 5-Year Index	1.000	Quarterly	06/20/2031	200	(9)	5	(4)	0	0
CDX.IG-46 5-Year Index	1.000	Quarterly	06/20/2031	700	12	3	15	0	0

					$(2)	$15	$13	$0	$0

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

INTEREST RATE SWAPS

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	3.500%	Annual	03/18/2031	GBP	1,300	$(6)	$(36)	$(42)	$0	$(2)
Receive	1-Day GBP-SONIO Compounded-OIS	4.000	Annual	03/18/2036		190	1	5	6	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/18/2028	JPY	1,670,000	72	(18)	54	0	(1)
Receive(6)	1-Day JPY-MUTKCALM Compounded-OIS	1.500	Annual	09/16/2028		975,000	9	(8)	1	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2029		$3,200	7	11	18	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.545	Annual	10/31/2030		100	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.582	Annual	10/31/2030		1,200	0	17	17	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.595	Annual	10/31/2030		800	0	11	11	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.601	Annual	10/31/2030		700	0	9	9	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		200	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030		500	0	5	5	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		200	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		500	0	4	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030		300	0	2	2	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		200	0	1	1	0	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	11/30/2030		300	(1)	0	(1)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi- Annual	03/30/2031		1,260	9	187	196	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2031		1,600	(2)	15	13	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	05/15/2032		4,200	(1)	37	36	13	0
Receive	1-Day USD-SOFR Compounded-OIS	3.564	Annual	01/31/2033		100	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		2,030	35	(4)	31	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2034		3,900	(58)	123	65	17	0
Receive	1-Day USD-SOFR Compounded-OIS	3.890	Annual	03/03/2035		50	0	0	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.908	Annual	03/04/2035		100	0	0	0	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.874	Annual	03/05/2035		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.905	Annual	03/12/2035		100	0	0	0	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.930	Annual	03/24/2035		100	0	0	0	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.884	Annual	03/25/2035		100	0	1	1	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.679	Annual	02/15/2036		40	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.748	Annual	03/03/2036		100	0	2	2	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.775	Annual	03/03/2036		200	0	4	4	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.960	Annual	05/22/2036		200	(1)	0	(1)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.006	Annual	05/28/2036		500	(1)	1	0	0	(3)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.800	Annual	07/14/2044		110	0	5	5	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2045		300	10	10	20	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		2,900	605	573	1,178	22	0

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	1.999	Annual	07/03/2053		580	31	188	219	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.842	Annual	09/19/2053		500	165	35	200	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.874	Annual	09/19/2053		300	97	22	119	2	0
Receive	1-Day USD-SOFR Compounded-OIS	2.060	Semi-Annual	10/27/2053		300	17	102	119	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2055		600	85	12	97	6	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/17/2056		1,700	75	(16)	59	19	0
Pay	1-Year BRL-CDI	11.566	Maturity	01/04/2027	BRL	8,700	0	(72)	(72)	0	0
Pay	1-Year BRL-CDI	13.175	Maturity	01/02/2029		3,200	0	(15)	(15)	1	0
Pay	1-Year BRL-CDI	13.268	Maturity	01/02/2029		5,800	0	(19)	(19)	2	0
Pay	1-Year BRL-CDI	13.354	Maturity	01/02/2029		18,100	4	(79)	(75)	8	0
Receive	3-Month COP-IBR Compounded-OIS	8.500	Quarterly	04/28/2028	COP	2,833,600	0	40	40	1	0
Receive	3-Month COP-IBR Compounded-OIS	8.750	Quarterly	09/18/2030		1,788,200	0	27	27	0	0
Pay	3-Month COP-IBR Compounded-OIS	9.655	Quarterly	01/24/2035		90,000	0	(1)	(1)	0	0
Pay	3-Month COP-IBR Compounded-OIS	9.820	Quarterly	01/24/2035		426,700	0	(1)	(1)	0	0
Pay(6)	3-Month COP-IBR Compounded-OIS	4.510	Annual	06/17/2036	CZK	600	0	0	0	0	0
Pay(6)	3-Month COP-IBR Compounded-OIS	4.335	Annual	07/01/2036		300	0	0	0	0	0
Pay(6)	3-Month COP-IBR Compounded-OIS	4.375	Annual	07/01/2036		300	0	0	0	0	0
Receive(6)	3-Month PLN-WIBOR	4.723	Annual	12/01/2035	PLN	470	0	(1)	(1)	0	0
Receive(6)	3-Month PLN-WIBOR	4.685	Annual	12/02/2035		100	0	0	0	0	0
Receive(6)	3-Month PLN-WIBOR	4.800	Annual	06/17/2036		100	0	0	0	0	0
Receive(6)	3-Month PLN-WIBOR	4.625	Annual	07/01/2036		50	0	0	0	0	0
Receive(6)	3-Month PLN-WIBOR	4.665	Annual	07/01/2036		50	0	0	0	0	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/18/2034	AUD	4,400	2	(54)	(52)	0	(1)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	06/18/2035		3,900	67	(123)	(56)	0	(1)
Pay(6)	6-Month CZK-PRIBOR	4.523	Annual	12/01/2035	CZK	2,620	0	1	1	0	0
Pay(6)	6-Month CZK-PRIBOR	4.485	Annual	12/02/2035		500	0	0	0	0	0
Pay	6-Month EUR-EURIBOR	2.950	Annual	06/12/2029	EUR	160	0	1	1	0	0
Pay(6)	6-Month EUR-EURIBOR	2.500	Annual	09/16/2031		400	0	(5)	(5)	0	0
Pay	6-Month EUR-EURIBOR	2.415	Annual	07/09/2035		1,800	0	(29)	(29)	0	(2)
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/16/2036		3,130	(55)	(1)	(56)	0	(4)
Receive(6)	6-Month EUR-EURIBOR	3.000	Annual	09/16/2056		1,080	2	18	20	1	0

							$1,168	$999	$2,167	$147	$(16)

Total Swap Agreements							$1,125	$1,007	$2,132	$148	$(16)

Cash of $1,888 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2026.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date.

(j)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset		Liability
AZD	07/2026	CNH	135	$	20	$	0	$	0
	07/2026	NZD	664		392		15		0
	07/2026	$	7	AUD	10		0		0
	07/2026		11	CAD	15		0		0
	07/2026		337	NZD	596		2		0
	08/2026	CAD	15	$	11		0		0
	08/2026	NZD	596		337		0		(2)
BOA	07/2026	NOK	190		19		0		0
	07/2026	$	100	CNH	676		0		0
	07/2026		14	JPY	2,197		0		0
	07/2026		11	NOK	106		0		(1)
	07/2026		8	PLN	31		0		0
	08/2026	ILS	167	$	56		0		0
	08/2026	$	17	INR	1,596		0		0
	08/2026		41	ZAR	744		4		0
	09/2026	COP	1,398,386	$	374		0		(28)
	09/2026	MXN	282		16		0		0
	09/2026	$	32	PEN	107		0		0
	10/2026	BRL	500	$	91		0		(3)
BPS	07/2026		3,180		610		0		(6)
	07/2026	CHF	78		99		3		0
	07/2026	CNH	595		88		0		0
	07/2026	GBP	74		99		1		0
	07/2026	IDR	10,458,597		584		0		(1)
	07/2026	ILS	261		89		1		0
	07/2026	INR	19,209		200		0		(3)
	07/2026	KRW	48,085		32		0		0
	07/2026	THB	2,558		78		1		0
	07/2026	$	628	BRL	3,180		0		(11)
	07/2026		120	GBP	89		0		(2)
	07/2026		222	IDR	3,980,302		0		0
	07/2026		590	INR	56,001		1		(1)
	07/2026		162	JPY	26,131		0		(2)
	07/2026		139	KRW	212,653		0		(1)
	07/2026	ZAR	4,069	$	248		0		0
	08/2026	IDR	1,257,647		70		0		0
	08/2026	ILS	36		12		0		0
	08/2026	$	40	BRL	209		0		0
	08/2026		141	INR	13,402		0		0
	09/2026	IDR	991,363	$	55		0		0
	09/2026	THB	2,650		82		1		0
	09/2026	$	344	IDR	6,094,703		1		(7)
	09/2026		44	INR	4,143		0		0
	09/2026		10	THB	329		0		0
	10/2026	BRL	6,600	$	1,238		11		(24)
	12/2026	$	35	IDR	639,940		0		0
BRC	07/2026	COP	4,814,871	$	1,268		0		(132)
	07/2026	ILS	327		110		1		0
	07/2026	JPY	18,724		116		1		0
	07/2026	NZD	965		571		23		0
	07/2026	TRY	3,888		81		0		(1)
	07/2026	$	1,399	COP	4,814,871		2		0
	07/2026		937	TRY	44,581		5		0
	07/2026	ZAR	20,096	$	1,237		12		0
	08/2026	$	116	JPY	18,674		0		(1)
	08/2026		20	ZAR	352		1		0
	09/2026	COP	4,814,871	$	1,381		0		(3)
BSH	07/2026	AUD	17		12		0		0
	07/2026	$	248	JPY	39,381		0		(5)
	07/2026		584	NZD	1,033		3		0
	08/2026	NZD	1,033	$	584		0		(3)
	08/2026	$	12	AUD	17		0		0
	09/2026		2,259	BRL	11,586		0		(48)
	10/2026	BRL	7,100	$	1,311		0		(35)
	12/2026	PEN	650		192		3		0
CBK	07/2026	CZK	129		6		0		0
	07/2026	EUR	27		31		1		0
	07/2026	IDR	309,678		17		0		0
	07/2026	ILS	291		100		2		0
	07/2026	INR	13,120		139		1		0
	07/2026	$	80	HUF	24,304		0		(1)
	07/2026		112	IDR	2,013,040		0		0
	07/2026		135	INR	13,120		3		0
	07/2026		20	KRW	29,870		0		0
	07/2026		357	PEN	1,213		0		(2)
	07/2026		86	PLN	316		0		(2)
	07/2026		59	SEK	543		0		(3)
	08/2026	ILS	405	$	140		4		0
	08/2026	$	30	ILS	89		0		0
	08/2026		26	INR	2,491		0		0

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

	09/2026	IDR	3,829,119	$	212	0	0
	09/2026	INR	966		10	0	0
	09/2026	MXN	68		4	0	0
	09/2026	PEN	2,005		583	1	(3)
	09/2026	THB	2,882		87	0	0
	09/2026		$71	IDR	1,258,617	0	(1)
	09/2026		4	PEN	14	0	0
	10/2026	PEN	1,423		$415	1	(1)
	12/2026		4,773		1,365	0	(22)
	12/2026		$100	IDR	1,816,556	0	0
DUB	07/2026	IDR	269,867		$15	0	0
	07/2026	INR	5,168		55	0	0
	07/2026	PEN	791		234	3	0
	07/2026		$37	INR	3,523	1	0
	07/2026		28	NOK	262	0	(2)
	07/2026		86	PLN	321	0	(1)
	07/2026	ZAR	9,345		$577	8	0
	08/2026	PEN	1,611		477	6	0
	09/2026	IDR	3,015,031		167	0	0
	09/2026		$43	IDR	786,623	0	0
	09/2026		55	INR	5,203	0	0
	09/2026		0	PEN	1	0	0
	10/2026	PEN	643		$188	1	0
	12/2026		$26	IDR	468,464	0	0
FAR	07/2026	AUD	8		$5	0	0
	07/2026	CNH	592		87	0	0
	07/2026	GBP	663		892	12	0
	07/2026	INR	4,888		52	0	0
	07/2026	JPY	181,234		1,120	6	0
	07/2026	PEN	207		61	1	0
	07/2026	SEK	323		33	0	0
	07/2026	SGD	2,058		1,613	22	0
	07/2026		$242	CNH	1,644	0	0
	07/2026		67	HUF	20,574	0	(1)
	07/2026		51	INR	4,888	0	0
	07/2026		296	PLN	1,089	0	(7)
	07/2026	ZAR	13,312		$807	0	(5)
	08/2026	CNH	1,641		242	0	0
	08/2026	ILS	174		61	2	0
	08/2026		$5	AUD	8	0	0
	08/2026		1,120	JPY	180,760	0	(6)
	08/2026		33	SEK	323	0	0
	09/2026		25	INR	2,398	0	0
GLM	07/2026	BRL	2,600		$481	0	(23)
	07/2026	IDR	1,919,944		107	0	0
	07/2026	KRW	39,386		25	0	0
	07/2026		$507	BRL	2,600	1	(4)
	07/2026		1,045	CAD	1,488	4	0
	07/2026		107	IDR	1,919,944	0	0
	07/2026		25	KRW	39,380	0	0
	08/2026	CAD	1,486		$1,045	0	(4)
	08/2026		$35	INR	3,317	0	0
	09/2026	IDR	1,931,188		$107	0	0
	09/2026	MXN	76		4	0	0
	09/2026	THB	7,502		232	5	0
	09/2026		$202	IDR	3,627,642	1	(1)
	09/2026		140	INR	13,489	1	0
JPM	07/2026	AUD	216		$151	2	0
	07/2026	BRL	915		178	1	0
	07/2026	ILS	832		279	0	(1)
	07/2026	INR	967		10	0	0
	07/2026	NOK	600		61	0	0
	07/2026		$31	AUD	44	0	(1)
	07/2026		177	BRL	915	1	0
	07/2026		240	HUF	73,370	0	(4)
	07/2026		16	IDR	295,156	0	0
	07/2026		10	INR	967	0	0
	07/2026		137	PLN	501	0	(4)
	07/2026		57	THB	1,891	0	0
	08/2026	ILS	668		$230	5	0
	08/2026		$151	AUD	216	0	(2)
	08/2026		56	INR	5,310	0	0
	08/2026		61	NOK	601	0	0
	09/2026	IDR	296,796		$16	0	0
	09/2026	INR	1,833		19	0	0
	09/2026	MXN	557		32	0	0
	09/2026	THB	5,773		177	3	(1)
	09/2026		$77	INR	7,373	0	0
	09/2026		2,298	MXN	39,935	0	(29)
	10/2026	BRL	5,200		$947	0	(39)
	10/2026		$178	BRL	935	0	(1)
	12/2026	MXN	1,824		$103	0	0
MBC	07/2026	AUD	128		88	0	0
	07/2026	CHF	779		989	26	(1)
	07/2026	EUR	308		356	4	0
	07/2026	IDR	26,529		1	0	0

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

	07/2026	INR	5,188		55	0	0
	07/2026	NOK	194		19	0	0
	07/2026	SEK	197		20	0	0
	07/2026	$	154	AUD	224	1	0
	07/2026		66	EUR	57	0	(1)
	07/2026		1	IDR	26,529	0	0
	07/2026		85	INR	8,165	2	0
	07/2026		231	JPY	36,695	0	(5)
	07/2026		14	KRW	21,207	0	0
	07/2026		67	NOK	623	0	(4)
	08/2026		88	AUD	128	0	0
	08/2026		20	INR	1,881	0	0
	08/2026		19	NOK	194	0	0
	08/2026		20	SEK	197	0	0
	09/2026	THB	14,604	$	452	11	(1)
	09/2026	$	223	INR	21,374	1	0
NGF	07/2026	IDR	1,777,127	$	99	0	0
	07/2026	$	100	IDR	1,777,127	0	0
	07/2026		86	INR	8,241	1	0
	09/2026	IDR	1,787,093	$	100	1	0
	09/2026	$	43	IDR	768,420	0	(1)
RYL	07/2026		138	AUD	194	0	(4)
SCX	07/2026	INR	4,069	$	43	0	0
	07/2026	$	38	IDR	684,566	0	0
	07/2026		113	INR	10,806	1	0
	08/2026		86		8,239	1	0
	09/2026	IDR	2,017,918	$	112	0	0
	09/2026	THB	3,332		103	2	0
	09/2026	$	110	IDR	1,976,379	0	(1)
	09/2026		43	INR	4,096	0	0
SOG	07/2026	AUD	104	$	72	0	0
	07/2026	CNH	999		148	1	0
	07/2026	EUR	4,396		5,128	105	0
	07/2026	$	1,091	CHF	883	1	0
	07/2026		5,316	EUR	4,674	24	0
	07/2026		601	JPY	95,553	0	(14)
	07/2026		1,592	SGD	2,061	2	0
	08/2026	CHF	880	$	1,091	0	(1)
	08/2026	EUR	4,674		5,324	0	(24)
	08/2026	SGD	2,057		1,592	0	(2)
	08/2026	$	71	AUD	104	0	0
SSB	07/2026	CAD	1,529	$	1,109	31	0
	07/2026	CHF	26		33	1	0
	07/2026	$	10	CAD	14	0	0
	07/2026		857	GBP	648	3	0
	08/2026	CAD	14	$	10	0	0
	08/2026	COP	497,008		130	0	(14)
	08/2026	GBP	648		857	0	(3)
UAG	07/2026	$	88	PLN	321	0	(3)
	09/2026	COP	626,976	$	168	0	(12)
	09/2026	THB	317		10	0	0
	11/2026	HUF	10,814	EUR	30	0	0
	12/2026	COP	1,005,982	$	258	0	(25)

Total Forward Foreign Currency Contracts						$ 410	$ (607)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,400.000	07/09/2026	164	$2	$0
	Put - OTC USD versus KRW		1,400.000	07/13/2026	136	1	0
	Put - OTC USD versus ZAR	ZAR	18.000	08/19/2026	410	19	39

						$22	$39

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Pay	3.840%	08/06/2026	400	$1	$1
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Pay	4.470	06/04/2035	300	27	23
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Receive	4.470	06/04/2035	300	27	24
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Pay	3.786	08/06/2026	500	2	1
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-SOFR	Receive	3.757	09/18/2026	6,600	6	25
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Pay	3.111	05/28/2027	2,500	8	8

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Pay	3.663	09/04/2026	200	0	0
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Pay	3.808	07/31/2034	500	44	28
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Receive	3.808	07/31/2034	500	44	49
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-SOFR	Receive	3.757	09/18/2026	10,300	8	38
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Pay	3.819	08/06/2026	500	1	1
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Pay	3.110	05/28/2027	300	1	1
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Pay	3.800	07/12/2034	1,100	95	60
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-SOFR	Receive	3.800	07/12/2034	1,100	95	107
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-SOFR	Receive	3.757	09/18/2026	100	0	0

							$359	$366

Total Purchased Options							$381	$405

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,350.000	07/09/2026	164	$(1)	$0
	Put - OTC USD versus KRW		1,350.000	07/13/2026	136	0	0
	Put - OTC USD versus ZAR	ZAR	17.000	08/19/2026	820	(20)	(33)
UAG	Call - OTC EUR versus HUF	HUF	375.000	11/10/2026	130	(2)	(1)

						$(23)	$(34)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Call - OTC Uniform Mortgage- Backed Security, TBA 4.000% due 08/01/2056	$95.188	08/06/2026	500	$(1)	$(1)
	Call - OTC Uniform Mortgage- Backed Security, TBA 4.000% due 08/01/2056	95.383	08/06/2026	600	(1)	(1)
JPM	Call - OTC Uniform Mortgage- Backed Security, TBA 5.000% due 09/01/2056	100.188	09/04/2026	300	0	0
SAL	Call - OTC Uniform Mortgage- Backed Security, TBA 4.000% due 08/01/2056	95.516	08/06/2026	600	(2)	0

					$(4)	$(2)

Total Written Options					$(27)	$(36)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - BUY PROTECTION(2)

								Swap Agreements, at Value(5)
Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.7-1 Index «	(0.090)%	Monthly	08/25/2037	$43	$34	$(28)	$6	$0
GST	ABX.HE.AAA.7-1 Index «	(0.090)	Monthly	08/25/2037	128	102	(84)	18	0
MYI	ABX.HE.AAA.7-1 Index «	(0.090)	Monthly	08/25/2037	213	23	8	31	0

						$159	$(104)	$55	$0

CREDIT DEFAULT SWAPS ON CREDIT INDEXES - SELL PROTECTION(3)

								Swap Agreements, at Value(5)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
JPM	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$5,222	$(1,481)	$1,067	$0	$(414)
MYI	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	365	0	1	1	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	244	(7)	7	0	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	243	(9)	9	0	0

						$(1,497)	$1,084	$1	$(414)

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

TOTAL RETURN SWAPS ON SECURITIES

										Swap Agreements, at Value
Counterparty	Pay/Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Pay	Apple, Inc.	5,000	4.620% (SOFR plus a specified spread)	Monthly	07/13/2026	$1,478	$0	$35	$35	$0
	Pay	Booking Holdings, Inc.	8,000	4.620% (SOFR plus a specified spread)	Monthly	07/13/2026	1,309	0	(114)	0	(114)
	Pay	MercadoLibre, Inc.	700	4.620% (SOFR plus a specified spread)	Monthly	07/13/2026	1,127	0	(58)	0	(58)
	Pay	NVIDIA Corp.	7,000	4.620% (SOFR plus a specified spread)	Monthly	07/13/2026	1,434	0	37	37	0
	Pay	Ross Store, Inc.	1,000	4.620% (SOFR plus a specified spread)	Monthly	07/13/2026	239	0	27	27	0

								$0	$(73)	$99	$(172)

Total Swap Agreements								$(1,338)	$907	$155	$(586)

(k)

Securities with an aggregate market value of $649 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2026.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$555	$0	$555
Corporate Bonds & Notes
Banking & Finance	0	12,986	0	12,986
Industrials	0	9,428	0	9,428
Utilities	0	3,150	0	3,150
Municipal Bonds & Notes California	0	188	0	188
U.S. Government Agencies	0	49,326	0	49,326
U.S. Treasury Obligations	0	8,685	0	8,685
Non-Agency Mortgage-Backed Securities	0	1,261	1,035	2,296
Asset-Backed Securities
CMBS Other	0	256	0	256
Home Equity Other	0	4,092	0	4,092
Other ABS	0	4,464	0	4,464
Sovereign Issues	0	17,299	0	17,299
Common Stocks
Consumer Discretionary	2,827	0	0	2,827
Information Technology	2,847	0	0	2,847
Preferred Securities
Banking & Finance	0	105	0	105
Short-Term Instruments
Commercial Paper	0	6,873	0	6,873
Mutual Funds	184	0	0	184
Repurchase Agreements	0	19,600	0	19,600

	$5,858	$138,268	$1,035	$145,161
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$19,101	$0	$0	$19,101

Schedule of Investments PIMCO Low Duration Opportunities Fund (Cont.)	June 30, 2026 (Unaudited)

Total Investments	$24,959	$138,268	$1,035	$164,262

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,514)	$0	$(3,514)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	20	201	0	221
Over the counter	0	915	55	970
	$20	$1,116	$55	$1,191
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(67)	0	(77)
Over the counter	0	(815)	(414)	(1,229)

	$(10)	$(882)	$(414)	$(1,306)

Total Financial Derivative Instruments	$10	$234	$(359)	$(115)

Totals	$24,969	$134,988	$676	$160,633

There were no significant transfers into or out of Level 3 during the period ended June 30, 2026.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund I, II, III, VII and VIII, Ltd., and PIMCO Capital Securities Fund (Cayman) Ltd., the Cayman Islands exempted companies, and MLM 766 LLC and MLM 700 LLC, the Delaware limited liability companies, (each a “Subsidiary”) were incorporated as wholly owned subsidiaries acting as investment vehicles for the respective Funds listed below (“Consolidated Funds”) in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information (with respect to the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO TRENDS Managed Futures Strategy Fund and PIMCO Preferred and Capital Securities Fund) or Offering Memorandum and Offering Memorandum Supplement (with respect to the PIMCO Income Fund and PIMCO Total Return Fund). Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between each Consolidated Fund and its respective Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of each Subsidiary to its respective Consolidated Fund.

Fund Name	Subsidiary	Date of Incorporation	Subsidiary % of Consolidated Fund Net Assets †
PIMCO CommoditiesPLUS® Strategy Fund	PIMCO Cayman Commodity Fund III, Ltd.	04/14/2010	17.5%
PIMCO CommodityRealReturn Strategy Fund®	PIMCO Cayman Commodity Fund I, Ltd.	07/21/2006	19.5%
PIMCO Global Core Asset Allocation Fund	PIMCO Cayman Commodity Fund II, Ltd.	11/21/2008	1.0%
PIMCO Income Fund	MLM 766 LLC	04/30/2018	0.0%
PIMCO Inflation Response Multi-Asset Fund	PIMCO Cayman Commodity Fund VII, Ltd.	08/01/2011	31.0%
PIMCO Preferred and Capital Securities Fund	PIMCO Capital Securities Fund (Cayman) Ltd.	02/04/2015	17.6%
PIMCO Total Return Fund	MLM 700 LLC	05/07/2018	0.0%
PIMCO TRENDS Managed Futures Strategy Fund	PIMCO Cayman Commodity Fund VIII, Ltd.	09/06/2013	7.1%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of a Fund’s shares, or each of their respective share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Notes to Financial Statements (Cont.)

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which a Fund may transact.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2026, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund may gain exposure to the commodities markets primarily through Index-linked notes and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on such rulings, the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated a Fund’s income inclusion (under Subpart F of the Code) with respect to the Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Subsidiary’s earnings would be treated as other qualifying income if derived with respect to a Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and a Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, a subsidiary incurs taxable losses (and other deductible items) exceeding its income and gains, the net loss will not pass through to the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund as a deductible amount for Federal income tax purposes. Note that the loss from a subsidiary’s contemplated activities also cannot be carried forward to reduce future subsidiary income in subsequent years. However, if a subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund as income for Federal income tax purposes.

To the extent a Fund invests in the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Core Asset Allocation Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund, the Fund may be subject to additional tax risk.

Notes to Financial Statements (Cont.)

4. INVESTMENTS IN AFFILIATES

The Funds listed below invest substantially all or a significant portion of their assets in Institutional Class shares or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series, PIMCO ETF Trust and Private Account Portfolio Series affiliated open-end investment companies (the “Underlying PIMCO Funds”). The Underlying PIMCO Funds are considered to be affiliated with the Funds. A copy of each Acquired Fund’s shareholder report is available at the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2026 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO All Asset: Multi-RAE PLUS Fund	$1,671,876	$107,035	$(404,311)	$56,674	$99,771	$1,531,045	$73,555	$0
PIMCO All Asset: Multi-Real Fund	2,048,955	103,228	(57,264)	7,494	43,445	2,145,858	79,069	0
PIMCO Emerging Markets Bond Fund	50,530	31,079	(5,603)	(43)	2,158	78,121	1,271	0
PIMCO Emerging Markets Currency and Short-Term Investments Fund	367,693	9,344	(38,719)	(981)	5,683	343,020	8,111	0
PIMCO Emerging Markets Local Currency and Bond Fund	800,678	132,117	(6,868)	(310)	25,187	950,804	15,469	0
PIMCO Extended Duration Fund	147,632	47,816	0	0	1,040	196,488	2,086	0
PIMCO Government Money Market Fund	59,218	161,628	(157,988)	0	(1)	62,857	523	0
PIMCO High Yield Fund	372,193	21,955	(32,539)	(394)	1,779	362,994	5,734	0
PIMCO High Yield Spectrum Fund	135,322	22,303	0	0	836	158,461	2,512	0
PIMCO Income Fund	130,177	11,593	(7,665)	(116)	1,117	135,106	1,761	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	311,653	82,362	(1,567)	(26)	5,675	398,097	3,374	0
PIMCO Investment Grade Credit Bond Fund	64,367	808	0	0	286	65,461	805	0
PIMCO Long Duration Total Return Fund	171,294	32,238	0	0	1,110	204,642	2,577	0
PIMCO Long-Term Real Return Fund	0	78,521	0	0	(1,258)	77,263	1,584	0
PIMCO Long-Term U.S. Government Fund	231,211	54,883	(1,123)	(34)	(478)	284,459	3,079	0
PIMCO Low Duration Fund	532,856	160,128	(116,207)	(484)	(1,649)	574,644	5,529	0
PIMCO RAE Emerging Markets Fund	245,841	14,839	(73,481)	16,417	(11,242)	192,374	0	0
PIMCO RAE Fundamental Advantage PLUS Fund	338,210	64,481	(27,500)	1,495	(22,535)	354,151	16,776	0
PIMCO RAE International Fund	67,829	0	(15,389)	5,212	(5,300)	52,352	0	0
PIMCO RAE PLUS EMG Fund	98,005	5,692	0	0	788	104,485	5,691	0
PIMCO RAE PLUS International Fund	99,691	6,595	0	0	(4,200)	102,086	6,595	0
PIMCO RAE US Fund	107,664	0	(10,320)	686	13,671	111,701	0	0
PIMCO RAE US Small Fund	157,156	0	(47,981)	8,055	20,201	137,431	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	333,512	74,529	(23,658)	(642)	(36,523)	347,218	6,412	0
PIMCO Real Return Fund	105,051	33,553	(31,235)	425	(1,296)	106,498	2,178	0
PIMCO RealEstateRealReturn Strategy Fund	185,890	1,411	(6,713)	106	20,822	201,516	1,411	0
PIMCO Total Return Fund	700,111	143,869	(75,680)	(359)	1,352	769,293	8,765	0
PIMCO TRENDS Managed Futures Strategy Fund	417,122	6,064	(39,730)	111	1,098	384,665	4,873	0
Totals	$9,951,737	$1,408,071	$(1,181,541)	$93,286	$161,537	$10,433,090	259,740	$0

Notes to Financial Statements (Cont.)

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO All Asset: Multi-Real Fund	$120,856	$4,381	$(9,897)	$1,977	$1,266	$118,583	$4,380	$0
PIMCO All Authority: Multi-RAE PLUS Fund	140,785	4,599	(62,668)	11,647	1,444	95,807	4,450	0
PIMCO CommoditiesPLUS® Strategy Fund	0	16,370	(137)	(6)	(2,388)	13,839	1,307	0
PIMCO CommodityRealReturn Strategy Fund®	21,235	2,434	(9,347)	1,560	(3,250)	12,632	965	0
PIMCO Emerging Markets Currency and Short-Term Investments Fund	49,142	1,058	(7,533)	174	481	43,322	1,059	0
PIMCO Emerging Markets Local Currency and Bond Fund	107,941	11,932	(1,738)	(60)	3,379	121,454	2,053	0
PIMCO Extended Duration Fund	16,493	5,502	(596)	(24)	138	21,513	231	0
PIMCO Government Money Market Fund	9,564	47,400	(47,211)	0	0	9,753	81	0
PIMCO High Yield Fund	68,025	1,962	(6,554)	(80)	338	63,691	1,032	0
PIMCO High Yield Spectrum Fund	24,645	4,273	(809)	(15)	168	28,262	453	0
PIMCO Income Fund	11,467	809	(672)	(1)	88	11,691	158	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	86,900	16,984	(2,868)	(62)	1,574	102,528	938	0
PIMCO Investment Grade Credit Bond Fund	5,859	73	(230)	(26)	52	5,728	72	0
PIMCO Long Duration Total Return Fund	18,578	4,583	(632)	(10)	143	22,662	275	0
PIMCO Long-Term Credit Bond Fund	0	5,435	0	0	28	5,463	45	0
PIMCO Long-Term Real Return Fund	14,075	6,054	(100)	0	(292)	19,737	601	0
PIMCO Long-Term U.S. Government Fund	25,311	2,224	(1,815)	(70)	(24)	25,626	311	0
PIMCO Low Duration Fund	178,455	33,260	(24,422)	(56)	(712)	186,525	1,873	0
PIMCO RAE Emerging Markets Fund	20,782	1,436	(14,743)	5,468	(4,697)	8,246	0	0
PIMCO RAE Fundamental Advantage PLUS Fund	42,191	8,383	(3,789)	173	(2,823)	44,135	2,101	0
PIMCO RAE International Fund	3,965	0	(2,099)	768	(729)	1,905	0	0
PIMCO RAE PLUS EMG Fund	10,368	582	(511)	107	18	10,564	582	0
PIMCO RAE PLUS International Fund	13,538	684	(3,492)	1,314	(1,552)	10,492	684	0
PIMCO RAE US Small Fund	13,233	0	(7,302)	889	1,192	8,012	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	41,254	8,908	(2,247)	3	(4,683)	43,235	804	0
PIMCO Real Return Fund	20,539	9,293	(1,652)	41	(352)	27,869	566	0
PIMCO RealEstateRealReturn Strategy Fund	78,564	8,349	(7,364)	243	9,166	88,958	625	0
PIMCO Total Return Fund	164,974	13,647	(11,374)	(36)	253	167,464	1,990	0
PIMCO TRENDS Managed Futures Strategy Fund	58,113	632	(9,324)	(43)	255	49,633	632	0
Totals	$1,366,852	$221,247	$(241,126)	$23,875	$(1,519)	$1,369,329	$28,268	$0

Notes to Financial Statements (Cont.)

PIMCO Emerging Markets Full Spectrum Bond Fund

Underlying PIMCO Funds	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Markets Bond Fund	$11,266	$186	$0	$0	$319	$11,771	$187	$0
PIMCO Emerging Markets Corporate Bond Fund	44,502	748	0	0	637	45,887	748	0
PIMCO Emerging Markets Local Currency and Bond Fund	71,853	9,991	(16,724)	(311)	2,519	67,327	1,404	0
PIMCO Short-Term Floating NAV Portfolio III	21,175	50,835	(67,900)	2	1	4,113	37	0
Totals	$148,796	$61,760	$(84,624)	$(309)	$3,476	$129,098	$2,376	$0

PIMCO Global Core Asset Allocation Fund

Underlying PIMCO Funds	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Income Fund	$33,008	$444	$0	$0	$246	$33,698	$444	$0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	65,566	1,208	0	0	1,023	67,797	652	0
PIMCO Short Asset Portfolio	73,246	700	(36,586)	166	79	37,605	704	0
PIMCO Short-Term Floating NAV Portfolio III	18,915	104,694	(109,972)	4	0	13,641	194	0
PIMCO Total Return Fund	33,184	402	0	0	38	33,624	404	0
Totals	$223,919	$107,448	$(146,558)	$170	$1,386	$186,365	$2,398	$0

PIMCO Inflation Response Multi-Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Commodity Strategy Active Exchange-Traded Fund	$96,072	$0	$0	$0	$(4,763)	$91,309	$566	$0
PIMCO Emerging Markets Currency and Short-Term Investments Fund	134,702	3,172	0	0	1,770	139,644	3,170	0
PIMCO Short-Term Floating NAV Portfolio III	4,843	224,779	(217,500)	0	0	12,122	80	0
Totals	$235,617	$227,951	$(217,500)	$0	$(2,993)	$243,075	$3,816	$0

PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund

Fund Name	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Moderate Duration Fund	$102,918	$0	$0	$0	$(457)	$102,461	$1,203	$0
PIMCO Total Return Fund II	34,741	0	0	0	(154)	34,587	406	0

Notes to Financial Statements (Cont.)

PIMCO Preferred And Capital Securities Active Exchange-Traded Fund

Fund Name	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO High Yield Fund	$43,593	$0	$0	$0	$583	$44,176	$645	$0

PIMCO Senior Loan Active Exchange-Traded Fund

Fund Name	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO High Yield Fund	$83,826	$27,867	$0	$0	$(202)	$111,491	$2,082	$0
PIMCO Total Return Fund	28,966	0	0	0	(41)	28,925	651	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated funds for the period ended June 30, 2026 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$94,026	$1,023	$0	$0	$336	$95,385	$1,023	$0
PIMCO Dynamic Bond Fund	129,733	1,411	0	0	464	131,608	1,411	0
PIMCO Emerging Markets Currency and Short-Term Investments Fund	57,576	626	0	0	206	58,408	626	0
PIMCO Emerging Markets Local Currency and Bond Fund	36,085	392	0	0	129	36,606	392	0
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	38,021	0	0	92	38,113	215	0
PIMCO High Yield Fund	0	321,064	0	0	1,104	322,168	3,193	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	767,381	777,777	(771,073)	(8,354)	10,627	776,358	7,788	0
PIMCO Low Duration Credit Fund	0	12,903	(1,478)	4	39	11,468	123	0
PIMCO Low Duration Fund	767,068	8,345	0	0	2,744	778,157	8,342	0
PIMCO Low Duration Fund II	38,859	423	0	0	139	39,421	423	0
PIMCO Low Duration Opportunities Fund	4,598	50	0	0	16	4,664	50	0
PIMCO RAE Fundamental Advantage PLUS Fund	28,755	29,365	(58,191)	48	23	0	199	0
PIMCO RAE PLUS EMG Fund	36,990	10,221	(18,228)	26	110	29,119	421	0
PIMCO RAE PLUS Fund	167,195	33,871	(201,726)	877	(217)	0	1,990	0
PIMCO RAE PLUS International Fund	25,098	7,381	(14,437)	19	70	18,131	282	0
PIMCO RAE PLUS Small Fund	31,221	339	0	0	112	31,672	340	0
PIMCO RAE Worldwide Long/Short PLUS Fund	41,911	102	(40,866)	(3)	37	1,181	106	0
PIMCO Short Asset Investment Fund	190,609	1,945	(65,000)	205	438	128,197	1,952	0

Notes to Financial Statements (Cont.)

PIMCO Short-Term Fund	478,681	5,209	0	0	1,712	485,602	5,206	0
PIMCO StocksPLUS® Absolute Return Fund	185,743	1,352	(187,721)	491	135	0	1,908	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	173,054	74,318	0	0	685	248,057	2,122	0
PIMCO StocksPLUS® International Fund (Unhedged)	19,423	12,445	(16,980)	22	57	14,967	250	0
PIMCO StocksPLUS® Short Fund	10,947	107	(3,094)	5	31	7,996	108	0
PIMCO StocksPLUS® Small Fund	14,302	155	0	0	51	14,508	156	0
PIMCO Total Return Fund	2,477,176	26,951	0	0	8,861	2,512,988	26,940	0
PIMCO TRENDS Managed Futures Strategy Fund	608,464	76,765	(62,000)	(6)	2,181	625,404	6,770	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2026	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2026	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO California Intermediate Municipal Bond Fund	$18,811	$45,332	$(58,500)	$1	$2	$5,646	$134	$0
PIMCO California Municipal Bond Fund	37,871	71,145	(103,500)	10	(3)	5,523	151	0
PIMCO California Municipal Opportunistic Value Fund	5,578	32,953	(32,500)	(1)	2	6,032	53	0
PIMCO California Short Duration Municipal Income Fund	21,277	70,884	(66,100)	1	2	26,064	184	0
PIMCO CommoditiesPLUS® Strategy Fund	603,347	283,239	(363,900)	(14)	107	522,779	5,601	0
PIMCO CommodityRealReturn Strategy Fund®	15,201	970,209	(846,500)	(16)	12	138,906	787	0
PIMCO Credit Opportunities Bond Fund	82,733	89,775	(149,000)	(12)	12	23,508	287	0
PIMCO Diversified Income Fund	193,465	278,731	(259,500)	100	(69)	212,727	1,626	0
PIMCO Dynamic Bond Fund	417,305	156,131	(555,400)	160	(161)	18,035	1,106	0
PIMCO Emerging Markets Bond Fund	118,900	311,993	(311,900)	(1)	22	119,014	996	0
PIMCO Emerging Markets Corporate Bond Fund	3,234	8,833	(8,500)	0	0	3,567	32	0
PIMCO Emerging Markets Currency and Short-Term Investments Fund	16,428	59,249	(60,400)	1	2	15,280	152	0
PIMCO Emerging Markets Local Currency and Bond Fund	166,363	923,526	(940,200)	34	(4)	149,719	1,828	0
PIMCO Extended Duration Fund	6,348	264,742	(267,400)	0	0	3,690	42	0
PIMCO Global Advantage® Strategy Bond Fund	7,592	32,630	(25,400)	(1)	3	14,824	129	0
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	83,041	380,113	(201,600)	(6)	35	261,583	1,897	0
PIMCO GNMA and Government Securities Fund	351	146,658	(118,100)	2	3	28,914	159	0
PIMCO High Yield Fund	385,111	53,585	(384,054)	88	(99)	54,631	923	0
PIMCO High Yield Municipal Bond Fund	450,712	498,377	(722,000)	54	20	227,163	2,580	0
PIMCO High Yield Spectrum Fund	1,507	21,975	(5,900)	0	1	17,583	73	0
PIMCO Income Fund	505,044	10,621,091	(10,996,800)	(38)	(40)	129,257	2,413	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	430,647	3,771,299	(2,776,100)	201	106	1,426,153	7,735	0

Notes to Financial Statements (Cont.)

PIMCO International Bond Fund (Unhedged)	31,238	237,056	(171,100)	(2)	16	97,208	742	0
PIMCO Investment Grade Credit Bond Fund	4,023	867,160	(870,800)	9	0	392	165	0
PIMCO Long Duration Total Return Fund	667	203,357	(203,900)	4	0	128	60	0
PIMCO Long-Term Credit Bond Fund	20,304	343,281	(363,500)	(6)	0	79	71	0
PIMCO Long-Term Real Return Fund	21,023	41,025	(61,200)	(1)	4	851	28	0
PIMCO Long-Term U.S. Government Fund	85	106,728	(106,700)	3	0	116	24	0
PIMCO Low Duration Credit Fund	12,522	3,005	(14,092)	(1)	0	1,434	14	0
PIMCO Low Duration Fund	66,300	298	(66,603)	5	0	0	348	0
PIMCO Low Duration Fund II	9,472	17,832	(24,700)	1	0	2,605	32	0
PIMCO Low Duration Income Fund	3,761,093	4,587,106	(4,225,218)	(194)	753	4,123,540	37,723	0
PIMCO Low Duration Opportunities Fund	22,369	6,066	(14,000)	(1)	3	14,437	165	0
PIMCO Moderate Duration Fund	66	1	0	0	0	67	1	0
PIMCO Mortgage Opportunities and Bond Fund	351,049	2,001,945	(2,207,000)	36	(23)	146,007	2,842	0
PIMCO Municipal Bond Fund	414,240	410,029	(815,700)	114	(59)	8,624	1,374	0
PIMCO National Intermediate Municipal Bond Fund	122,609	112,171	(232,900)	27	(15)	1,892	483	0
PIMCO National Municipal Opportunistic Value Fund	2,478	27,328	(28,200)	1	1	1,608	28	0
PIMCO New York Municipal Bond Fund	11,030	73,231	(68,500)	4	1	15,766	128	0
PIMCO Preferred and Capital Securities Fund	39,945	92,466	(97,700)	(1)	4	34,714	369	0
PIMCO RAE Fundamental Advantage PLUS Fund	16	0	0	0	0	16	0	0
PIMCO RAE PLUS EMG Fund	34	0	0	0	0	34	0	0
PIMCO RAE PLUS Fund	5,354	6	(5,300)	1	(1)	60	6	0
PIMCO RAE PLUS International Fund	26	0	0	0	1	27	0	0
PIMCO RAE PLUS Small Fund	22	0	0	0	0	22	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	94	1	0	0	0	95	1	0
PIMCO Real Return Fund	133,772	379,136	(500,000)	(3)	(11)	12,894	152	0
PIMCO RealEstateRealReturn Strategy Fund	6,522	108,633	(114,900)	3	0	258	32	0
PIMCO Short Asset Investment Fund	0	23,811	(23,700)	0	0	111	17	0
PIMCO Short Duration Municipal Income Fund	52,437	76,313	(122,400)	15	(9)	6,356	215	0
PIMCO Short-Term Fund	15	0	0	0	0	15	0	0
PIMCO StocksPLUS® Absolute Return Fund	53	1	0	0	0	54	1	0
PIMCO StocksPLUS® Fund	39,272	181,054	(211,900)	(8)	0	8,418	63	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	452,953	1,240,335	(1,436,200)	(98)	23	257,013	1,150	0
PIMCO StocksPLUS® International Fund (Unhedged)	46	0	0	0	1	47	0	0
PIMCO StocksPLUS® Long Duration Fund	8,747	125,126	(127,500)	(1)	0	6,372	25	0
PIMCO StocksPLUS® Short Fund	18,905	14,971	(33,300)	0	2	578	74	0
PIMCO StocksPLUS® Small Fund	46,201	252,107	(245,500)	1	0	52,809	632	0
PIMCO Total Return Fund	448,107	3,751,885	(3,216,500)	142	19	983,653	3,169	0
PIMCO Total Return Fund II	482	49,514	(47,600)	1	0	2,397	13	0

Notes to Financial Statements (Cont.)

PIMCO Total Return Fund IV	15,120	23,307	(22,100)	4	(1)	16,330	106	0
PIMCO TRENDS Managed Futures Strategy Fund	66,104	45,168	(111,216)	0	7	63	314	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended June 30, 2026 (amounts in thousands†, except number of shares).

PIMCO Income Fund

Security Name	Market Value at 03/31/2026	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 06/30/2026	Dividend Income	Shares Held at 06/30/2026
Clear Channel Outdoor Holdings, Inc.	$120,544	$0	$0	$0	$2,543	$123,087	$0	50,862,666
iHeartMedia, Inc. ‘A’	26,362	0	(4,656)	(21,338)	33,755	34,123	0	7,954,032
iHeartMedia, Inc. ‘B’	31,386	0	0	0	13,678	45,064	0	12,214,441
Sierra Hamilton Holder LLC	2	0	0	0	(1)	1	0	15,369,768
Westmoreland Mining LLC	1,925	671	0	0	(527)	2,069	0	788,065
Windstream Servcies LLC	57,557	0	0	0	12,825	70,382	0	6,136,182

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DBL	Deutsche Bank AG London	MYI	Morgan Stanley & Co. International PLC
BAR	Barclays PLC Corporate RRP/REPO trading	DEU	Deutsche Bank Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BBV	Banco Bilbao Vizcaya Madrid (Repo Only)	DUB	Deutsche Bank AG	NOM	Nomura Securities International, Inc.
BCY	Barclays Capital, Inc.	FAR	Wells Fargo Bank National Association	NXN	Natixis New York
BOA	Bank of America N.A.	FICC STR	Fixed Income Clearing Corp. - State Street FICC Repo	RBC	Royal Bank of Canada
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BOO	BoA Securities, Inc (Repo Only)	GSC	Goldman Sachs & Co. LLC	RYL	NatWest Markets Plc
BOS	BofA Securities, Inc.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SBI	Citigroup Global Markets Ltd.
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, NY
BSH	Banco Santander S.A. - New York Branch	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris
BSN	The Bank of Nova Scotia - Toronto	MAA	Mizuho Capital Markets LLC	SSB	State Street Bank and Trust Co.
BSS	Banco Santander S.A.	MAC	Macquarie Bank Limited	STR	State Street FICC Repo
BUS	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
BYR	The Bank of Nova Scotia - Toronto	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank
CBK	Citibank N.A.	MFK	Barclays Capital, Inc.	UAG	UBS AG Stamford
CIB	Canadian Imperial Bank of Commerce	MSC	Morgan Stanley & Co. LLC.	UBS	UBS Securities LLC
CKL	Citibank N.A. London	MSR	Morgan Stanley & Co LLC FICC Repo	WAN	Wells Fargo Bank, N.A.- FICC Rep
CTR	Citigroup Global Markets, Inc.- FICC Rep	MYC	Morgan Stanley Capital Services LLC	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
ARS	Argentine Peso	HUF	Hungarian Forint	PLN	Polish Zloty
AUD	Australian Dollar	IDR	Indonesian Rupiah	PYG	Paraguayan Guarani
AZN	Azerbaijani Manat	ILS	Israeli Shekel	QAR	Qatari Riyal
BRL	Brazilian Real	INR	Indian Rupee	RON	Romanian New Leu
CAD	Canadian Dollar	JPY	Japanese Yen	RSD	Serbian Dinar
CHF	Swiss Franc	KES	Kenyan Schilling	SAR	Saudi Riyal
CLP	Chilean Peso	KRW	South Korean Won	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	KWD	Kuwaiti Dinar	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KZT	Kazakhstani Tenge	THB	Thai Baht
COP	Colombian Peso	LKR	Sri Lankan Rupee	TRY	Turkish New Lira
CRC	Costa Rican Colon	MNT	Mongolian Tugrik	TWD	Taiwanese Dollar
CZK	Czech Koruna	MXN	Mexican Peso	UGX	Ugandan Shilling
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
DOP	Dominican Peso	NGN	Nigerian Naira	UYU	Uruguayan Peso
EGP	Egyptian Pound	NOK	Norwegian Krone	UZS	Uzbekistani Sum
EUR	Euro	NZD	New Zealand Dollar	VND	Vietnamese Dong
GBP	British Pound	PEN	Peruvian New Sol	ZAR	South African Rand
GHS	Ghanaian Cedi	PHP	Philippine Peso	ZMW	Zambian Kwacha
HKD	Hong Kong Dollar	PKR	Pakistani Rupee

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	LME	London Metal Exchange
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	NYBOT	New York Board of Trade
CME	Chicago Mercantile Exchange	ICE	IntercontinentalExchange®	NYMEX	New York Mercantile Exchange
COMEX	Commodity Exchange, Inc.	KCBT	Kansas City Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:					8840%sxsv
ABX.HE	Asset-Backed Securities Index - Home Equity	CSIXTR	Credit Suisse U.S. Dollar Total Return Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index
BACVWSAV	BofA Merrill Lynch Basket Excess Return Strategy Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	NDUEACWF	MSCI ACWI Index Future
BBSW3M	3 Month Bank Bill Swap Rate	ERADXULN	RAE Fundamental International Large Net Total Return Index	NDUEEGF	iShares MSCI Emerging Markets ETF
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	ERAEMLN	RAE Fundamental Emerging Markets Net Total Return Index	PIMCODB	PIMCO Custom Commodity Basket
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	ERAEMLT	eRAFI Emerging Markets Strategy Index	PIMCODBU	PIMCO Custom Commodity Basket
BCOMIN	Bloomberg Industrial Metals Subindex	ERAUSLT	eRAFI U.S. Large Strategy Index	primex	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
BCOMPR	Bloomberg Precious Metals Sub-Index	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIEN	RAE Emerging Markets Low Volatility Equity Income Index
BCOMTR	Bloomberg Commodity Index Total Return	EUR003M	3 Month EUR Swap Rate	RALVEIIN	RAE International Net Low Volatility Equity Income Index
BCOMTR1	Bloomberg Custom Commodity Index	EUR006M	6 Month EUR Swap Rate	RALVEIIT	RAE International Low Volatility Equity Income Total Return Index
BCOMTR2	Bloomberg Custom Commodity Index	FEDL01	Federal funds effective rate	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index
BISTREFI	Turkish Lira Overnight Reference Rate	FHMMUSTF	Federated Hermes US Treasury Cash Reserves Fund Yield	RBCACS0T	Custom Commodity Forward Index
BNMMDTSC	Dreyfus Treasury Securites Cash Management Fund Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index	RBCACST0	Custom Commodity Forward Index
BOBL	Bundesobligation, the German word for federal government bond	GOLDLNPM	London Gold Market Fixing Ltd. PM	RU20INTR	Russell 2000 Total Return Index

BP0003M	3 Month GBP-LIBOR	GSMMUSTF	Goldman Sachs Money Market US Treasury Fund Index	S&P 500	Standard & Poor’s 500 Index
Brent	Brent Crude	GSMMUSTI	Goldman Sachs Money Market US Treasury Instrument Index	SFE	Sydney Futures Exchange
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SIBCSORA	Singapore Overnight Rate Average
CAONINDX	Bloomberg CORRA Compounded Index	HSMMUSTF	HSBC UST Money Market Yield	SOFR	Secured Overnight Financing Rate
CAONREPO	Canadian Overnight Repo Rate Average	IBR	Indicador Bancario de Referencia	SOFRINDX	Secured Overnight Financing Rate Index
CDX.EM	Credit Derivatives Index - Emerging Markets	IBXXLLTR	iBoxx USD Liquid Leveraged Loan Index	SONIA	Sterling Overnight Interbank Average Rate
CDX.HY	Credit Derivatives Index - High Yield	JMABFNJ2	J.P. Morgan Custom Commodity Index	SONIA3M IR	Sterling Overnight Index Average 3 Month Index Rate
CDX.IG	Credit Derivatives Index - Investment Grade	JMABNIC5	J.P. Morgan Custom Commodity Index	SONIO	Sterling Overnight Interbank Average Rate
CIXBSTR3	Custom Commodity Index	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index	SPGCINP	S&P GSCI Industrial Metals ER
CMBX	Commercial Mortgage-Backed Index	JPACWILV	J.P. Morgan Custom Equity Index	SRFXON3	Swiss Overnight Rate Average (6PM)
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JY0003M	3 Month JPY-LIBOR	TSFR1M	Term SOFR 1-Month
CNREPOFIX	China Fixing Repo Rates 7-Day	MLPIREIL	Merrill Lynch Custom Equity Index	TSFR3M	Term SOFR 3-Month
CORRA	Canadian Overnight Repo Rate Average	MLPIREIS	Merrill Lynch Custom Equity Index	TSFR6M	Term SOFR 6-Month
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MSMMUSTF	MSILF Money Market US Treasury Fund Index	UKRPI	United Kingdom Retail Prices Index
CPI	Consumer Price Index	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	ULSD	Ultra-Low Sulfur Diesel
CPTFEMU	Eurozone HICP ex-Tobacco Index	MUTKCALM	Tokyo Overnight Average Rate	US0003M	ICE 3-Month USD LIBOR
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDDUEAFE	MSCI EAFE Index	WIRON	Warsaw Interbank Offered Rate

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	CNTY	County Guaranteed	HUD	U.S. Department of Housing and Urban Development
AGC	Assured Guaranty Corp.	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.
AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	FHLMC	Federal Home Loan Mortgage Corp.	Q-SBLF	Qualified School Bond Loan Fund
BAM	Build America Mutual Assurance	FNMA	Federal National Mortgage Association	SGI	Syncora Guarantee, Inc.
CM	California Mortgage Insurance	GNMA	Government National Mortgage Association

Other Abbreviations:
ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	JSC	Joint Stock Company	RMBS	Residential Mortgage-Backed Security
BABs	Build America Bonds	KLIBOR	Kuala Lumpur Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts
BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced
BRL-CDI	Brazil Interbank Deposit Rate	MIBOR	Mumbai Interbank Offered Rate	TBD	To-Be-Determined
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	MSCI	Morgan Stanley Capital International	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	NIBOR	Norwegian Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
CHILIBOR	Chile Interbank Offered Rate	OAT	Obligations Assimilables du Trésor	THBFIX	Thai Baht Floating-Rate Fix
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	THB-THOR	Thai Overnight Repurchase Rate
CMBS	Collateralized Mortgage-Backed Security	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
DAC	Designated Activity Company	PRIBOR	Prague Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
HIBOR	Hong Kong Interbank Offered Rate	REIT	Real Estate Investment Trust